EXHIBIT 99.1

Investor Presentation, March 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbour provisions of the Securities Litigation Reform Act of 1995. Such statements include those on our corporate strategy, including our plans to expand into the Russian regions and new market segments and offer new services, our broadband and WiFi strategy and our plans to utilize our Federal Transit Network for domestic and international long distance services and growth projections for such, our plans to enter the media market, projections regarding our FMC project in Ukraine, the Company's acquisition strategy and the expected benefits of such acquisitions, including the acquisition of Corbina and Fortland, broadband technologies and trends and other changing technologies, our fiber optic project, financial forecasts including projected market and revenue growth, and projections on the growth of the telecoms market in Russia and Ukraine and trends in the same market, including the growth of broadband penetration. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to develop our corporate strategy, as we anticipate, that we are unable to further develop our broadband and WiFi service offering and implement as we anticipate or the market for such services does not grow as we expect, that we are not able to develop our Federal Transit Network and offer domestic and international long distance services as we anticipate, that the telecommunications environment may not develop as we expect, that we are not able to develop our fiber optic cable project as we expect, that we are not able to close the Corbina and Fortland acquisitions as we expect or that they will not bring the expectedd benefits, that are entry into the media market does not develop as we expect, that the markets in which we operate do not expand as we expect, that our financial results, including expected revenues, are worse than we anticipate, and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q filed during 2006, current reports on Form 8-K filed during 2007, the Company's annual report on Form 10-K for the year ended December 31, 2006. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding Forward Looking Statements

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations, EBITDA, operating income, operating margins, net income and net income per share, all without costs associated with SARs, which are non-GAAP financial measures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. Management used EBITDA as the primary basis to evaluate the performance of each of its reportable segments. Further, management uses EBITDA for planning and forecasting in future periods. Management believes EBITDA is a meaningful measure of performance as it is commonly utilized by management and by investors to analyze operating performance and entity valuations. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. These non-GAAP measures should not be considered as a substitute for reported results prepared in accordance with GAAP. These non-GAAP financial measures, as determined and presented by the Company, many not be comparable to related or similarly titled measures reported by other companies. Set forth in slides 25-28 are attachments that reconcile these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding non-GAAP Financial Measures

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Golden Telecom, Inc. (the "Company") was incorporated in Delaware in June 1999 Initial Public Offering ("IPO") on NASDAQ in September 1999 Initially a majority-owned subsidiary of Global TeleSystems, Inc. ("GTS"), which was founded in 1983 as a not-for-profit company under the name San Francisco/Moscow Teleport, Inc. Products Customers Since its incorporation in 1999 Golden Telecom has been one of the leading communication companies in Russia and the CIS History Among the first alternative telecommunications operators in the former Soviet Union offering: Data links to the United States since 1986 International Long Distance ("ILD") services since 1992 Local access to its networks since 1994 Cellular services since 1995 Broadband Internet access since 2002 The Company serves its clients in Russia, Ukraine, Kazakhstan and Uzbekistan Golden Telecom has a solid customer base: Corporate clients Carriers and operators (including international) Small and medium enterprises ("SME") and Small Office/Home Office ("SOHO") Residential customers using broadband and dial-up Internet access Note: CIS-Commonwealth of Independent States;

Golden Telecom operates in Russia, Ukraine, Kazakhstan and Uzbekistan - an area of 20.8m km2 with 232 million people 26% mkt share 60 km fiber 1,600 BB C (2) 14% mkt share (1) 1,850 km fiber 6,000 BB C (2) 14% mkt share 4,160km fiber 2,100km copper 6,700 WiFi nodes 23% mkt share 210 km fiber 3,300 BB C (2) 1% mkt share 210 km fiber 700 BB C (2) 16% mkt share 210 km fiber 2,700 BB C (2) 14% mkt share 71km fiber 16 rm copper 800 BB C (2) 10% mkt share 55km fiber 40km copper 600 BB C (2) 33% mkt share 60km fiber 3,200 BB C (2) Satellite network 100 BB C (2) ILD switch 21% mkt share 320km fiber 300km copper 2,600 BB C (2) 16% mkt share 130 km fiber 1,700 BB C (2) 2 acquisitions during 2006 300km fiber GSM network FMC project (to be launched in H1 07) Existing network Under construction Kaliningrad 0.4m St. Petersburg 4.6 m Moscow 10.4 m N. Novgorod 1.3m Kazan 1.1m Ekaterinburg 1.3m Vladivostok 0.6m Khabarovsk 0.6m Krasnoyarsk 0.9m Samara 1.2m Krasnodar 0.7m Kiev 1.3m Alma-Ata 2.9m Note (1): mkt share- market share of fixed line market in the city (see slide 21) Note (2): BBC stands for Broadband Capacity

Golden Telecom revenues, $m Golden Telecom has a history of solid financial performance Note (1): CAGR - Compounded Annual Growth Rate; 2006 figures are included without effect of Stock Appreciation Rights ("SARs"). Note (*): These figures represent effect of SARs. Please see appendix for reconciliation and our Form 10-K for details GLDN vs. RTS, 2006 Golden Telecom net income, $m 2001 2002 2003 2004 2005 2006 Revenue 140 198.7 360.5 584 667.4 855 2001 2002 2003 2004 2005 2006 Revenues, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc -39 29.8 55.4 64.8 76.1 103 Net Income, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc 27.4 61.4 115 170.5 199.9 247 EBITDA, 2001-2006, $m 2001-2006 CAGR 44% 2001-2006 CAGR1 56% 2002-2006 CAGR1 36% 227 19 (*) 2001 2002 2003 2004 2005 2006 2001 2002 2003 2004 2005 2006 18 (*) 86 2001 2002 2003 2004 2005 2006 Op Inc -45.3 31.4 69.7 95.5 115.9 147 Operating Income, 2001-2006, $m 2002-2006 CAGR1 48% 19 (*) 127 2001 2002 2003 2004 2005 2006

Note (1): Ownership of less than 5% is not required to be disclosed with SEC Note (2): Shares in Golden Telecom Inc. are owned by Sunbird Limited, which is part of the Altimo Group Shareholder structure, Dec 2005 Alfa Telenor RTKM EBRD Vostok Capital Freefloat East 29 20 11 8 8 7 17 29% 20% 11% 8% 8% 8% 17% Rostelecom Capital Vostok EBRD Freefloat (1) Altimo(2) Telenor Increased freefloat had a positive impact on liquidity Shareholder structure, Dec 2006 Alfa Telenor RTKM EBRD Freefloat East 29 20 11 4 36 Rostelecom Telenor 29% 20% 11% 4% 36% Altimo (2) Freefloat (1) EBRD Strategic holdings Freefloat Strategic holdings Freefloat Average daily trading volume, 'k shares 'Dec 05 'Dec 06 T spend 66 267 x4 times Dec 2005 Dec 2006 NASDAQ listed since Sept 1999. Ticker: GLDN Closing share price of $53.70 on 16 Mar 2007 Capitalization of approximately $2.0bn Rated BB by S&P, Ba3 by Moody's Average daily trading volume, $ m 'Dec 05 'Dec 06 T spend 1.8 11.6 x6.4 times Dec 2005 Dec 2006

Four directors, not affiliated with major stakeholders, and new members of the audit committee were elected at the Company's Annual General meeting

ALTIMO 29%



Peter Aven
President,
Alfa Bank



Oleg Malis
Senior Vice President
Altimo



Alexey Khudyakov
Vice President,
Altimo

telenor 20%



Kjell Johnsen
Senior VP,
Telenor CEE



Ronny Naevdal
Director of Strategy & Business Development,
Telenor Nordic

INDEPENDENT (1) 51%



David Herman
Former VP of General Motors in Russia and the CIS



Patrick Gallagher
Former non-Executive Vice Chairman, FLAG Telecom Group
Former President of BT Europe



David Smyth
Former Group Director of Strategic Planning and IR at Orange



Vladimir Bulgak
1990 to 1997 – Minister of Communications
1997 to 1999 – Vice Premier of the Russian Federation



Jean-Pierre Vandromme
CEO, Golden Telecom, Inc.
Former CEO of VENTELO Europe, held various positions with Global TeleSystems and Belgacom

Audit Committee: Mr. Smyth (Chairman), Mr. Gallagher and Mr. Herman

Note (1): Not affiliated with major shareholders

8
Golden Telecom, Inc. – Investor Presentation, March 2007

Experienced management team set to achieve ambitious targets Jean-Pierre Vandromme CEO Alexander Vinogradov President Kevin Cuffe Business Customer Solutions & Customer Care Andrey Patoka International and Regional Business units Dmitry Bragin Consumer Market Solutions Marketing and Sales Alexander Shinkarev Business Development and Strategic Planning Aleksey Goryachkin Chief Technical Officer Mikhail Afonin Mergers & Acquisitions Technical and Business Development Boris Svetlichny Chief Financial Officer and Treasurer Ilya Smirnov Acting General Counsel and Corporate Secretary Olga Novikova Human Resources and Administrative Divisions Finance, Legal and Administration Stock Appreciation Rights program launched in 2005 for top-managers. Presently, 85 employees participate in the program. Sergey Avetisyan Marketing, Products & Services Development

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

The telecom market in Russia could reach $69-78bn in nominal terms by 2010 2003 2004 2005 2006E 2007E Nominal GDP: 24% CAGR Telecom Spend: 30% CAGR GDP Telecom 2003 2004 2005 2006 2007 T spend 13 19 25 31 37 GDP 432 590 766 896 1035 2003 2004 2005 2006 2007 Russia 0.029 0.032 0.033 0.034 0.035 UK 0.05 0.05 0.05 0.05 0.05 UK(1) Russia 25% gap 2003 2004 2005 2006E 2007E Mobile markets are becoming saturated Fixed-line growth will come from: Retail broadband (Triple Play) Corporate demand in the regions Fixed-to-Mobile convergence Economic structure in other CIS countries is similar to Russia's Note (1): The figures for 2004 and 2005 taken from the Financial Times, other years extrapolated GDP and telecom spend in Russia Telecom spend level vs. UK Size of the market by 2010, $ bn 75% 80% 85% 3.5% 3.7% 3.9% 69 74 78 Telecom spend in Russia Telecom spend in Russia by 2010 Source: iKS, Financial Times, estimates Telecom spend vs. UK, % of GDP Main market trends

Golden Telecom is present in all segments, with corporate in Moscow and St. Petersburg being its strongest Source: J'son & Partners Moscow (32%) Residential (45%) Russian Regions (62%) SPB(2) (6%) GT 4% GT 2% GT 9% GT 17% GT 3% Corporate (54%) SME (64%) Large (36%) Fixed line telecom market in Russia in 2006, 100%=$ 10.3bn(1) GT share 42% GT 24% GT 2% GT 10% Note (1): Excluding wholesale revenues Note (2): SPB -St. Petersburg

Corporate Retail Moscow 15% 35% Northwest region 20% 35% Other Russia 25% 40% Ukraine 25% 35% Regions Retail and regions are growing fastest Source: Management estimates Note (1): IRR-Internal Rate of Return Growth: 2005-2010 CAGR 20-40% 10-20% 10-20% 20-30% Regions Moscow Moscow SPB IRR (1) Market segments in Russia and Ukraine Growth assumptions SPB Ukraine Ukraine Residential Corporate Key growth drivers High growth rates: Underserved demand in the regions Expansion of companies from Moscow Disposable income growth Incumbents pursue 'pull' rather than 'push' marketing, with limited number of basic products Fragmented competition: Geographically Product scope Selective approach to regions enables high returns on investment

2005 2006 2007 2008 2009 2010 GDP 1.3 2.6 4.4 6.6 9 11.5 2005 2006 2007 2008 2009 2010 GDP 0.7 1.1 1.6 2.2 2.7 3.1 Broadband penetration in Russia, 2006 2005 2006 2007 GDP 0.155 0.062 0.04 0.032 0.032 0.005 Moscow Hungary Poland Czech Republic Russia Ukraine Regions Moscow Households 49 3.77 100%=52.0m Russia Moscow Broadband penetration, 2006 Number of Households, 2006 Broadband penetration in Moscow, 2006 2005 2006 2007E 2008E 2009E Moscow is the largest broadband market in Russia, where Golden Telecom constantly strengthens its position 2010E 2005 2006 2007E 2008E 2009E 2010E Source: J'son & Partners

xDSL Wireless Fiber Each broadband access technology has its distinctive features Source: Management estimates Players Incumbents Golden Telecom Speed <512k <54Mbit (shared bandwidth) 100Mbit+ TV 1 channel only No Yes HDTV No No Yes Mobility No Yes No Install Medium Plug & Play Medium Golden Telecom/Corbina, Centel, Home Networks

Commoditization of voice and Internet Video expected to grow faster than audio Huge price discrepancies between voice and content Internet as benchmark for correct pricing Source: FMC modul, ING 9th Annual EMEA Forum, Prague Note: (1) A developed country profile is shown. Russia's situation shows even greater discrepancies between actual expenditure and time spent Bundling of commoditized products will ensure sustainable growth in the retail segment Free time allocation vs. pricing of services Free time spent Share of the wallet TV 0.69 0.24 Music and Video 0.15 0.09 Internet 0.075 0.08 Mobile 0.025 0.36 FL 0.05 0.23 Fixed-Line Free time spent Share of the wallet Mobile Internet TV Music/ Video Voice Internet Content Bundling of products around content Pricing re-balancing towards content Huge price discrepancies between voice and content Internet as benchmark for correct pricing (1)

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Become a national player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC launch in Ukraine Organic growth Acquisitions New market segments Approach SME, SOHO and Top-End residential clients with new product offerings Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Continue to pursue corporate clients in Moscow and St. Petersburg

Golden Telecom has more than 40% market share in the large corporate segment in Moscow Existing client base which includes leading multinational companies, banks and hotels Diverse product portfolio: IPVPN MEN Call centers Co-location Highly skilled and experienced sales force Long standing relationships with major business and trade center operators One-Stop-Shop solution in Russia, Ukraine, Kazakhstan and Uzbekistan Note (1): Growth in our clients telecom spend results in reclassification in other categories Note: IPVPN - Internet Protocol Virtual Private Network, MEN - Metropolitan Ethernet Network SMB-Small/ Medium Businesses Golden Telecom's corporate clients snapshot 1 Wide geography Full telecom service portfolio High customer service Qualified selling force (account managers) Strong brand awareness among large clients Value preposition Competitive advantage Canon Chevron BASF Auchan Ikea Alcatel Moscow Aerostar Hotel Deutsche Bank BOSCH JP Morgan Kaspersky Lab Phillip Morris Radisson ABN-Armo Bank Citibank Coca-Cola Marriot Lukoil Pfizer P&G ABB Fiat Echo Moscow Mars Mary Kay Reebok Siemens Alfa-Bank Europay Ernst &Young Sony McDonald's Sberbank Renault AVON IBM PEPSI VISA Beeline MTC Nortel Networks TNK BP Motorola Nestle Microsoft Tetra Pak Xerox Texaco Cisco Systems

In the 4Q06, 39% of Golden Telecom's revenues came from outside of Moscow with growth rates up to 60% year-on-year

Regional revenue breakdown FY06 vs. FY05, $m



100%=$175.5m
38%
$66.4m
Regions
62%
$109.1m
Moscow
4Q05
100%=$250.8m
39%
$96.8m
Regions
61%
$154.0m
Moscow
4Q06

Regional growth, FY06 vs. FY05



4Q05
4Q06
+41%
109.1
154.0
Moscow
+60%
16.1
25.7
NW Russia(1)
+23%
18.9
23.2
Ukraine
+53%
31.4
47.9
Other regions

- Historically, Golden Telecom has had a wide geographical presence
- Technical Presence in 289 cities across Russia and the CIS
- More than 80 points of commercial presence
- Golden Telecom connects clients to its network and provides access to the end-users
- Organic growth is the main driver of business development in the regions, with focus on most profitable segments
- Support expansion of our Moscow customers
- Fragmented competition with limited geographic coverage
- Quality of our market share-highest growth potential

Note (1): Revenue includes intercompany
Note (2): North-West Russia

20
Golden Telecom, Inc. – Investor Presentation, March 2007

Top-20 cities constitute half of the fixed-line market in Russia with Golden Telecom already present in 17 of them Source: J'son&Partners, management estimates City Population in the city, 2005, m GRP capita 2006, $ 'k City Golden Telecom's market share in the city (2005) Moscow 10.4 13.7 3,486 12% St. Petersburg 4.6 6.1 407 11% Novosibirsk 1.4 4.4 83 5% N. Novgorod 1.3 4.1 63 14% Ekaterinburg 1.3 4.9 72 11% Samara 1.2 5.5 49 15% Omsk 1.1 9.5 40 - Kazan 1.1 6.2 55 1% Chelyabinsk 1.1 5.7 60 - Rostov-on-Don 1.1 2.8 48 1% Ufa 1.0 4.4 47 5-8% Volgograd 1.0 3.5 39 3% Perm 1.0 4.2 46 - Krasnoyarsk 0.9 6.5 46 26% Saratov 0.9 3.4 39 2% Top 20 Cities 32.4 4,753 Total Russia 142.9 6.0 9% Voronezh 0.8 2.8 41 15% Krasnodar 0.7 3.3 38 15% Vladivostok 0.6 4.2 38 8% Khabarovsk 0.6 5.0 34 8-10% Kaliningrad 0.4 4.6 22 15% 10-12% 2 Note (1): Excluding wholesale revenues (except for Moscow and St. Petersburg) Whole Region 3,486 407 168 166 260 156 82 204 187 164 174 105 149 124 119 6,447 9,779 99 117 145 86 49 Fixed line market size, 2006(1), $m Golden Telecom's market share in the city (2006) 14% 14% 6% 23% 16% 21% - 1% - 1% 9% 5% - 33% 2% 10% 19% 16% 14% 10% 26% 12-15%

Structured approach to acquisitions: Strategic fit Valuable resources (last mile access, frequencies, etc.) Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS) Tailored due diligence process Proven track record of successful integration Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each Organic expansion as an alternative market entry scenario In 2006, 11% of the growth in our regional revenues came from acquisitions Golden Telecom has a proven record of successful deal execution and integration of acquired companies Golden Telecom's acquisition strategy Sakhalin Telecom Sep 2005 Acquired 60% $5.0m Sochi Telecom Oct 2005 Acquired 100% $2.1m Tatintelecom Mar 2006 Acquired 70% $4.0m TTK Apr 2006 Acquired 100% $3.8m Telcom Aug 2006 Acquired 100% $1.7m Kubtelecom Jun 2006 Acquired 74% $10.1m Binar Apr 2006 Asset purchase $0.3m Corus ISP Oct 2006 Acquired 100% $1.2m Rascom Nov 2005 Acquired 54% $11.1m S-Line Oct 2006 Acquired 75% $7.5m Fortland Feb 2007 Acquired 65% $49.7m Vitus Nov 2006 Acquired 100% $0.1m Corbina Feb 2007 Acquisition of 51% In process Les-Transit Dec 2006 Asset purchase $0.5m Uralkhimmash Dec 2006 Asset purchase $0.2m Informtechnology Dec 2006 Acquired 100% $0.5m 2

Golden Telecom has the ability to offer affordable products to fill in the broadband pipe for the residential customers

		Market		Golden Telecom		
		Demand	Competition	Capability	Regulatory	Value
Traditional	Internet	●	◕	●	√	●
	Mail	◕	◕	●	√	●
	Voice	●	◑	●	√	◕
Content	Free TV	●	◑	●	√	◑
	Pay TV	◑	◔	●	√	●
	VoD	◔	◔	◑	√	●
	Games	◔	◔	◑	√	●
Value added	Education	◑	◔	◑	√	◕
	Security	◔	◔	◑	√	◕
	Banking	◔	◔	◑	√	◕

● High
○ Low

Note: (1) If connected via FTTB, no wireless TV (unless BMI-E connected); VoD-Video on Demand
Source: Management estimates

23
Golden Telecom, Inc. – Investor Presentation, March 2007

FTTB WiFi xDSL Moscow Regions Total Golden Telecom has 217,000 broadband customers offering access throughout the region using various technologies 155,000 by Corbina 15,000 Corbina Telecom 8,200 Golden Telecom 178,000 6,000 - 6,000 4,200 28,600 32,800 165,200 51,800 217,000 3

4Q05 1Q06 2Q06 3Q06 4Q06 3/7/2007 CPP 22.2 35.5 52.2 76.1 120.3 170 Closing of Corbina acquisition will eliminate the 'last mile deficit' in Moscow Note: FTTB- Fibre To The Building; SME-Small and Medium size Enterprises; DAMPS-Digital Advanced Mobile Phone System; MVNO- Mobile Virtual Network Operator Corbina has more than 10 years experience, with exposure to mass market and SME segment and quasi-MVNO operations (DAMPS) In early 2006, Corbina began the roll out of a FTTB network in Moscow and other major Russian cities As of March 2007, Corbina had more than 2.6m apartments passed and approximately 170k subscribers in Russia Corbina's FTTB network is one of the largest worldwide Corbina is presently the #2 broadband provider in Russia with the highest net addition rates in Moscow Corbina Telecom 2005 1Q06 2Q06 3Q06 4Q06 3/1/2007 CPP 0.4 0.8 1.1 1.7 2.4 2.6 4Q05 1Q06 2Q06 3Q06 Corbina's FTTB network in Russia, m apartments passed Mar 07 Corbina's FTTB network in Russia, Broadband users, k Corbina's revenue structure, $m Acquisition in process 4Q06 4Q05 1Q06 2Q06 3Q06 Mar 07 4Q06 2005 2006 DAMPS 30.5 29.5 BCS 25.9 40.4 Broadband 5.7 13.9 WHS 8.4 5.5 FTTB Wholesale 2005 2006F $70.5m $89.3m BCS DAMPS 3

Moscow Regions East 532.8 322 Potential broadband market in Russia 100%=143.5m people 65 m 22 m households 78.5 m Moscow Regions East 322 532.8 Top 65 cities breakdown 100%=65 m people 42 m 15-20 m households 23 m Citizens of top 65 cities Citizens of other cities People live in high rise apartment blocks People live in private houses Moscow Regions East 232 322 532.8 Plan of FTTB networks construction 100%=65 m people 31.7 m 18 cities 1st stage of construction by Corbina 29.2 m 38 cities 4.1 m 9 cities 1st stage of construction by Golden Telecom 2d stage of construction by Golden Telecom FTTB construction project in Russia and the CIS 3

Golden Telecom operates Europe's largest metropolitan WiFi network

Golden WiFi Network in Moscow

- More than 6,700 WiFi nodes deployed. The largest WiFi network in Europe
- The installed nodes cover 800,000 apartments. Target area – one-third of 3.9 million households
- Commercial launch effective from March 1, 2007
- More than 6,000 people signed up for the service while in the commercial mode (Since Mar 2007)
- Tariff policy:
  - 500 rubles incl. VAT (~$18) charge for monthly unlimited use
  - 100 rubles per hour
- Free connection and no limitation on traffic

www.GoldenWiFi.ru

(also available in English)

Coverage area in the city


Moscow







- SmartAnt helps to boost signal strength

Source: Management reports

27

Golden Telecom, Inc. – Investor Presentation, March 2007

3 Through successful closing of Fortland acquisition, Golden Telecom will be able to enter the media market

TV Broad-casting

- TV penetration in Russia is 98.5% (1.5 TV sets/household)
- Russian pay TV market is growing at 45% per year
- Russian government announced complete switch from analog to digital TV broadcasting by 2014

DVB-T technology

- DVB-T is a digital TV broadcasting technology:
  - more channels
  - better quality of picture
  - additional services
- Most cost-effective technology
- Signal is received via integrated receiving device or a set-top box
- Accepted standard in Europe and Australia

Fortland acquisition

- Licenses and frequencies for Moscow, St. Petersburg. Expansion in other 22 major cities in Russia (out of 30) planned

TV broadcasting development strategy

- TV content is the key for success of Triple Play
- DVB-T combined with wireless broadband forms 'invisible last mile' as opposed to traditional 'cable'


FTTB (cable)


DVB-T
WiFi/WiMax

- Access to 35m people in major cities of Russia
- Familiar product with superior quality
- Up-sell potential for telecom products

Hardware set up	Contract channels	Free TV launch	Triple Play launch
2Q07	2Q07	3Q07	4Q07

- high speed Internet access
- digital TV with 50 channels
- VoIP (incl. DLD/ILD)

Source: Discovery Research Group, Management estimates

Note: VoIP – Voice over Internet Protocol, DVB-T is Digital Video Broadcasting over Terrestrial stations

Golden Telecom, Inc. – Investor Presentation, March 2007

28

With access to 2.2m businesses and 143m people via its FTN Golden Telecom plans to capture 20% of the DLD/ILD market Golden Telecom's Federal Transit Network (FTN) in Russia 4 ILD switches 7 DLD switches 88 interconnection points Tariff structure for DLD/ILD traffic in Russia Golden Telecom Local operator Zonal operator DLD/ILD operator 5-10% 10-15% 10-15% 5-10% 30-50% 'Golden' access codes '51' for DLD '56' for ILD Presently, the DLD/ILD market in Russia is estimated at $2.5-3.0 billion Golden Telecom has historically provided DLD/ILD services to its clients connected to its network Golden Telecom received access codes ('51' for DLD and '56' for ILD) in December 2006 The marketing plan encompasses: Focus on corporate clients with prepaid 'carrier select' option for residential clients Selective regional approach Offering cheaper prices (~10% less than the incumbent) for better quality of connection 3

2.5G network deployment in Ukraine Has offered fixed-line services to corporate clients since 1997 Technical presence in all major cities GSM-1800 license and roaming agreement with URS give access to 86% of the territory and 38m people Acquisition of S-Line with countrywide WiMax license and frequencies First FMC project in the CIS Aimed at corporate customers (SME/SOHO1) Combined offer includes: High speed broadband access Complete mobility One number/address and one bill Note: SME - Small and Medium Enterprises, SOHO - Small Office, Home Office, FMC-Fixed Mobile Convergence Golden Telecom Ukraine FMC project Golden Telecom plans to capture 5% of the Ukrainian mobile market with its FMC offering 3

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

In 2007, we expect our revenues to grow by 35-40% and our EBITDA to grow by 30-35% Mob FL Other East 0.47 0.33 0.2 Total Telecom Spend in Russia in 2006 100%=$30.7bn Fixed line Other Mobile Corpo Mass East 0.54 0.46 100%=$10.2bn Corporate Residential Regions Moscow SPB East 0.62 0.32 0.06 Russian Fixed Line Spend in 2006 St.-Petersburg Regions Moscow We expect corporate market growth dynamics to be in line with what we observed in 2001-2006 We see the major drivers for growth: In the regions (from geographic perspective) In broadband (from technologic perspective) We anticipate sustainable market growth in corporate sector We plan to gain new market share of at least 20% by 2010 In each of the regional markets we are active In the SME segment In the Moscow broadband segment (through Golden WiFi and Corbina's FTTB) Revenues of Corbina Telecom will be consolidated from the second half of 2007 onwards Golden Telecom's vision of the future Source: J'son & Partners

CAPEX expected to be approximately 20% of our revenue between 2007 and 2010 BAU New Total Capex 0 0.11 0 0.11 0.1 0.21 Business as usual New projects Total CAPEX Business as usual Growth 19-22% of revenues 10-12% of revenues We estimate that between 2007 and 2010 CAPEX will be approximately 20% of our revenues 10% of our CAPEX is necessary to sustain growth in line with the market growth rates and maintain, upgrade and develop existing infrastructure We will invest the remaining 10% in construction of broadband networks, business development and new projects, all of which a target payback period of 3 years. Main projects: Deployment of FTTB networks in major Russian cities Digital TV broadcasting using DVB-T Construction of zonal networks in selected regions Construction of Fiber Optic Cable Lines ("FOCL") in Russia/CIS FMC development in Ukraine We expect CAPEX to decline as percentage of revenues once the deployment of broadband networks is completed. 9-10% of revenues Note (1): CAPEX - Capital Expenditures Golden Telecom's CAPEX (1) structure

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Financial Statements: Condensed Consolidated Statements of Operations Note (1): Excluding Depreciation and Amortization Note (2): SG&A - Selling, General and Administrative Expenses Total Revenue Total Cost of Sales Gross Margin SG&A Depreciation Amortization Operating income Equity in earnings/ (losses) Interest income/(expense), net Foreign currency gain/ (loss) Income before taxes & minority interests Provision for income taxes Minority interests (1) (2) FY 2006 $854,617 474,389 380,228 152,808 79,219 20,990 127,211 1,867 631 1,697 131,406 (40,417) (4,808) Cumulative effect of change in accounting principle (681) Net income Q1 2006 $178,140 93,393 84,747 33,881 17,701 4,948 28,217 324 571 906 30,018 (9,414) (1,138) (681) $ 18,785 Q2 2006 $196,968 105,608 91,360 33,569 18,844 5,079 33,868 347 82 669 34,966 (11,356) (965) - $ 22,645 Q3 2006 $228,717 128,153 100,564 37,505 20,947 5,442 36,670 350 94 73 37,187 (11,110) (1,848) - $ 24,229 Q4 2006 $250,792 147,235 103,557 47,853 21,726 5,522 28,456 846 (116) 49 29,235 (8,537) (857) - $ 19,841 $ 85,500 FY 2005 $667,379 347,532 319,847 119,890 65,329 18,686 115,942 460 1,677 (1,212) 116,867 (37,816) (2,978) - $ 76,073

Financial Statements: Condensed Consolidated Balance Sheets

	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006
Cash and cash equivalents	$ 67,176	$ 49,262	$ 36,411	$ 37,179	$ 18,413
Accounts receivable, net	91,709	105,639	117,993	138,269	147,719
Prepaid expenses	8,083	7,467	8,277	8,970	11,371
Other assets	43,989	45,956	48,350	47,664	53,902
Total current assets	210,957	208,324	211,031	232,082	231,405
Property and equipment, net	407,907	419,964	449,660	506,050	552,341
Investments in and advances to ventures	10,889	11,034	11,741	11,313	11,886
Goodwill and intangible assets, net	243,129	243,374	252,920	277,778	279,084
Restricted cash and other noncurrent assets	9,329	9,440	10,572	21,551	14,474
TOTAL ASSETS	$ 882,211	$ 892,136	$ 935,924	$ 1,048,774	$ 1,107,190
Accounts payable and accrued expenses	$ 89,404	$ 92,501	$ 109,453	$ 127,028	$ 146,058
Debt maturing within one year	0	0	957	1,340	12,305
Due to affiliates	2,470	2,691	3,167	3,917	4,505
Short-term capital lease obligation	1,941	1,620	1,290	770	753
Other current liabilities	38,068	30,024	31,265	35,703	24,970
Total current liabilities	131,883	126,836	146,132	168,758	188,591
Long-term debt, less current portion	27	27	183	117	29
Long-term capital lease obligation	2,340	2,144	1,944	1,763	1,591
Taxes and other non-current liabilities	53,165	55,083	58,344	66,238	68,540
TOTAL LIABILITIES	187,415	184,090	206,603	236,876	258,751
Minority interest	19,693	20,986	24,975	27,497	31,263
SHAREHOLDERS' EQUITY					
Common stock	365	365	366	366	367
Dividends declared	(58,117)	(65,413)	(72,739)	(72,739)	(80,068)
Additional paid-in capital	671,998	672,011	673,77	674,194	674,993
Accumulated other comprehensive income				55,609	75,027
Deferred equity compensation	(455)				
Retained earnings	61,312	80,097	102,742	126,971	146,812
TOTAL SHAREHOLDERS' EQUITY	675,103	687,060	704,346	784,401	817,176
TOTAL LIABILITIES & SHAREHOLDERS' EQ	$ 882,211	$ 892,136	$ 935,924	$ 1,048,774	$ 1,107,190

36

Golden Telecom, Inc. – Investor Presentation, March 2007

Financial Statements: Condensed Consolidated Statement Cash Flow Condensed Consolidated Statement Cash Flow, '000 $ 2005 Net income $76,073 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 84,015 Equity in earnings of ventures (460) Other 9,565 Changes in assets and liabilities: Accounts receivable, net (10,316) Accounts payable and accrued expenses 4,295 VAT, net (88) Other changes in assets and liabilities 11,222 NET CASH PROVIDED BY OPERATING ACTIVITIES 174,306 Purchases of PP&E and Intangible Assets (118,170) Acquisitions, net of cash acquired (18,085) Other investing 3,189 NET CASH USED IN INVESTING ACTIVITIES (133,066) Other financing (27,307) NET CASH USED IN FINANCING ACTIVITIES (27,307) Effect of exchange rate changes in cash and cash equivalents (456) Net increase (decrease) in cash and cash equivalents 13,477 Cash and cash equivalents at beginning of period 53,699 CASH AND CASH EQUIVALENTS AT END OF PERIOD $67,176 2006 $85,500 100,209 (1,867) 23,622 (55,960) 27,730 (13,800) (4,665) 160,769 (175,598) (26,505) 984 (201,119) (9,773) (9,773) 1,360 (48,763) 67,176 $18,413 Note: PP&E - Property, Plant & Equipment

Reconciliation of consolidated EBITDA to consolidated net income for 2001-2006 12/31/02 12/31/01 12/31/05 12/31/03 EBITDA Depreciation and amortization Operating Income (loss) Other income (expense): Equity in earnings Foreign currency gain (loss) Interest income Total other income Income before income taxes and minority Income taxes Minority interest Net Income Impairment charge Cumulative effect of a change in accounting principles net of tax 115.0 45.3 69.7 4.7 (0.2) (0.9) 3.6 73.3 (0.5) 17.4 55.4 - $ $ 200.0 84.0 116,0 0.4 (1.2) 1.7 0.9 116.9 (3.0) 37.8 76.1 - $ $ 27.4 41.4 (45.3) 8.2 (0.6) 0.7 8.3 (37.0) (0.1) 1.9 (39.0) 31.3 $ $ 61.4 30.0 31.4 4.4 (1.2) (0.7) 2.5 33.9 (0.5) 4.6 29.8 - 1.0 $ $ 115.0 45.3 69.7 4.7 (0.2) (0.9) 3.6 73.3 (0.5) 17.4 55.4 - $ $ 227.4 100.2 127.2 1.9 1.7 0.6 4.2 131.4 (4.8) 40.4 85.5 - $ $ 12/31/06 12/31/04 For the year ended: (0.7)